UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 10, 2026

Hawthorn Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	0-23636	43-1626350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
132 East High Street, PO Box 688, Jefferson City, Missouri 65102
(Address of Principal Executive Offices) (Zip Code)
573-761-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	HWBK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.
As previously announced, on April 29, 2026, Hawthorn Bancshares, Inc., a Missouri corporation (“HBI”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), by and among HBI, Hawthorn Holdco, Inc., a Missouri corporation and wholly-owned subsidiary of HBI (“Merger Sub”), and FSC Bancshares, Inc., a Missouri corporation (“FBI”), pursuant to which HBI will acquire FBI.
As of July 10, 2026, HBI and its wholly owned subsidiary, Hawthorn Bank, have received all required regulatory approvals and non-objections to complete the transactions contemplated by the Reorganization Agreement.
The transaction remains subject to the approval of FBI’s shareholders and the satisfaction or waiver of other customary closing conditions. The transaction is expected to be completed in the third quarter of 2026.

Exhibit No	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document
Cautionary Statement Regarding Forward-Looking Statements
This communication contains, and future oral and written statements of Hawthorn Bancshares, Inc. (“HBI,” or the “Company”) and Hawthorn Bank (“Hawthorn Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect HBI’s current views with respect to future events and HBI’s financial performance. Any statements about HBI’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. HBI cautions that the forward-looking statements in this presentation are based largely on HBI’s current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of HBI, FSC Bancshares, Inc. (“FBI”) and the combined company, as well as the businesses and markets in which they do and are expected to operate. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of HBI or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of HBI and Hawthorn Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of HBI and Hawthorn Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between HBI and FBI and on the combined entities’ operations, financial condition, and financial results; the businesses of HBI and FBI may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; the FBI shareholders may not approve the proposed transaction; the impact on HBI and FBI, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and HBI’s and FBI’s market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and HBI’s and FBI’s market areas; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and HBI’s and FBI’s market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability or other external events, including as a result of the policies of the current

U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on HBI and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws, regulations or policies in the United States, including those affecting our business, operations, pricing, products or services. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which HBI is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, HBI can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which HBI’s business and future financial performance are subject is contained in HBI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents HBI files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and HBI undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.
Additional Information and Where to Find It
This communication is being made with respect to the proposed transaction involving HBI and FBI. This material is not a solicitation of any vote or approval of the FBI shareholders and is not a substitute for the proxy statement/prospectus or any other documents that HBI and FBI may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.
In connection with the proposed transaction involving HBI and FBI, HBI has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that includes a proxy statement for a special meeting of FBI’s shareholders to approve the proposed transaction and that also constitutes a prospectus for the shares of HBI common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When the Registration Statement is final, FBI will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider HBI’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about HBI, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from HBI at www.hawthornbancshares.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, Missouri 65101: Corporate Secretary, Telephone: (573) 761-6100.
Participants in the Solicitation
HBI, FBI and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of FBI’s shareholders in connection with the proposed transaction. Information about HBI’s directors and executive officers is available in its definitive proxy statement relating to its 2026 annual meeting of shareholders, which was filed with the SEC on April 17, 2026, and its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 5, 2026, and other documents filed by HBI with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of FBI’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2026	Hawthorn Bancshares, Inc. By: /s/ Brent M. Giles Name: Brent M. Giles Title: Chief Executive Officer